SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

January 22, 2003

(Date of earliest event reported)

HARRINGTON WEST FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50066	48-1175170

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

610 Alamo Pintado Road, Solvang, California	93463

(Address of principal executive offices)	(Zip Code)

(805) 688-6644

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 5. OTHER EVENTS

     On January 22, 2003, Harrington West Financial Corporation (the “Company”) announced by press release its earnings for the fourth quarter of fiscal year ended December 31, 2002, a copy of the press release is attached hereto as Exhibit 99.1.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) The following exhibits are included with this Report:

Exhibit 99.1 Press Release dated January 22, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARRINGTON WEST FINANCIAL GROUP, INC.

By:	/s/ Craig J. Cerny Craig J. Cerny Chairman of the Board and Chief Executive Officer

Date:  January 22, 2003.